UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 13, 2006

Date of Report (Date of earliest event reported)

SYCAMORE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27273	04-3410558
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

220 Mill Road

Chelmsford, MA 01824

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:  (978) 250-2900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01: Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 12, 2006, Sycamore Networks, Inc. (the "Company") received a letter from the Staff of The Nasdaq Stock Market ("Nasdaq") indicating that as a result of the Company’s failure to file with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended October 28, 2006, the Company is not in compliance with Nasdaq requirements for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14). Nasdaq Marketplace Rule 4310(c)(14) requires that listed companies make on a timely basis all filings with the Securities and Exchange Commission, as required by the Securities Act of 1934, as amended. Nasdaq rules permit companies that have received a delisting notification to request a hearing with a Nasdaq Listing Qualifications Panel to appeal the Staff’s determination to delist its stock.

As previously announced, the Company received a letter from the Staff of the Nasdaq Stock Market on October 18, 2006, indicating that the Company’s common stock is subject to delisting pursuant to Nasdaq Marketplace Rule 4310(c)(14) due to the delay in the filing of its Form 10-K for the year ended July 31, 2006. The Company appealed the Nasdaq Staff’s determination to a Nasdaq Listing Qualifications Panel, which automatically stayed the delisting of the Company’s common stock pending the Panel's review and determination. The Company will address both SEC filing deficiencies related to the filing of its Form 10-K and Form 10-Q at its scheduled hearing before a Nasdaq Listing Qualifications Panel. Until the Panel issues a determination and the expiration of any exception granted by the Panel, the Company’s common stock will continue to be traded on The Nasdaq Global Market.

While the Company is working diligently to complete the investigation and to file an Annual Report on Form 10-K and a Quarterly Report on Form 10-Q, there can be no assurance that the Panel will grant the Company’s request for an exception that would allow the continued listing of the Company’s common stock on Nasdaq until the Company files its Annual Report on Form 10-K for the year ended July 31, 2006 and its Quarterly Report on Form 10-Q for the period ended October 28, 2006 with the Securities and Exchange Commission.

On December 13, 2006, the Company issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1, reporting that the Company received the letter from Nasdaq described in this Current Report on Form 8-K.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by the Company dated December 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sycamore Networks, Inc.

By:	/s/ Richard J. Gaynor
Richard J. Gaynor
Chief Financial Officer
Vice President, Finance and Administration,
Secretary and Treasurer
(Duly Authorized Officer and Principal
Financial and Accounting Officer)

Dated:	December 13, 2006